CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-174259 on Form N-14 of our report dated December 23, 2010, relating to the financial statements and financial highlights of First Trust Strategic High Income Fund II, appearing in the Annual Report on Form N-CSR for the year ended October 31, 2010, and to the references to us under the headings "Experts" in the Joint Proxy Statement/Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements and Report of Independent Registered Public Accounting Firm", which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, IL
June 29, 2011





CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-174259 on Form N-14 of our report dated December 23, 2010, relating to the financial statements and financial highlights of First Trust Strategic High Income Fund, appearing in the Annual Report on Form N-CSR for the year ended October 31, 2010, and to the references to us under the headings "Experts" in the Joint Proxy Statement/Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements and Report of Independent Registered Public Accounting Firm", which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, IL
June 29, 2011





CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-174259 on Form N-14 of our report dated December 23, 2010, relating to the financial statements and financial highlights of First Trust Strategic High Income Fund III, appearing in the Annual Report on Form N-CSR for the year ended October 31, 2010, and to the references to us under the headings "Experts" in the Joint Proxy Statement/Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements and Report of Independent Registered Public Accounting Firm", which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, IL
June 29, 2011